Exhibit 99.2

Pro-Rata Warrant Dividend Distribution Investor Q&A

Does this distribution mean that Xerox is changing its dividend policy?

No. This distribution does not mean that Xerox Holdings Corporation (“Xerox” or the “Company”) is changing its dividend policy. The board of directors of the Company (the “Board”) regularly reviews the dividend policy. The amount of future dividends to be paid on our common shares, if any, will be determined by the Board based on a number of factors, including but not limited to our financial performance and condition, as well as expected capital needs.

What will Xerox do with any cash proceeds from the exercise of the warrants?

Xerox intends to use any cash proceeds from the exercise of the warrants for general corporate purposes, including reducing existing debt. Exercise of warrants in exchange for Designated Notes (as defined below) will not result in any cash proceeds to Xerox but will reduce the amount of debt Xerox has outstanding and associated interest expense.

How much debt does Xerox expect to reduce if all the warrants are exercised using Designated Notes?

If all warrants distributed are fully exercised in exchange for Designated Notes, the amount of our outstanding Designated Notes would be reduced by approximately $600 million.

How will holders of Designated Notes benefit from this warrant distribution?

Holders of Designated Notes benefit as their notes may be used to exercise warrants at face value of the notes. Upon exercise with Designated Notes, the Company’s leverage will decrease.

Who is eligible to receive the warrants and how many?

Holders of the Common Stock as of the Record Date, February 9, 2026 (the “Record Date”), will receive one (1) warrant for every two (2) shares of Common Stock held, rounded down to the nearest whole number. No fractional warrants will be issued.

Holders of the Company’s 3.75% Convertible Notes due 2030 as of the Record Date (“Convertible Noteholders”) will receive warrants on an as-converted pass-through basis in accordance with the terms of the governing agreements. Convertible Noteholders of each $1,000 face amount would receive 23.9952 warrants, rounded down to the nearest whole number. No fractional warrants will be issued. Given this pass-through, the warrant distribution will not trigger a further adjustment to the conversion rate for the convertible notes.

Holders of the Company’s Series A Convertible Perpetual Voting Preferred Stock (the “Preferred Stock”) as of the Record Date (“Preferred Stockholders”) will also receive warrants on an as-converted pass-through basis in accordance with the terms of the governing agreements. Preferred Stockholders will receive 18.7266 warrants for every one (1) share of Preferred Stock, rounded down to the nearest whole number. No fractional warrants will be issued. Given this pass-through, the warrant distribution will not trigger a further adjustment to the conversion rate for the Preferred Stock.

Details of Warrant Distribution

Do I have to do anything to receive the warrants? When will the warrants be issued?

No. All eligible holders as of the Record Date will automatically receive the warrants in book-entry form on the distribution date, which is expected to be on or around February 11, 2026 (the “Distribution Date”). If you hold your shares through a brokerage account, bank or financial institution and are a holder in street name, contact your broker for further information. If your shares are held in a registered account with Xerox’s transfer agent, contact Client Services at Computershare Trust Company, N.A. for further information.

Can I trade or transfer the warrants?

Yes, the warrants are expected to be transferable and listed for trading on or about February 11, 2026, subject to receipt of listing approvals. However, we cannot provide any assurances that an active trading market for the warrants will continue or that there will be liquidity in the trading market for the warrants, or the price at which the warrants will be able to be resold. You should consult your financial advisor or broker for assistance.

What is the exercise price? How do I pay? How will the warrants be settled upon exercise?

The exercise price of the warrants is $8.00 per warrant. This amount is required to be paid in cash or face value of designated notes upon exercise, as is specified under the terms in the warrant agreement. Accrued interest on the Designated Notes may not be used to pay the exercise price. Only after the payment of the exercise price will holders receive shares of Common Stock.

A warrant holder may exercise their warrants at any time for cash, and certain exercises may be made with Designated Notes, as is specified under the terms in the warrant agreement. Holders of such Designated Notes who are not stockholders of record may purchase warrants in the market. A warrant holder who surrenders Designated Notes will be credited the $1,000 face value of those Designated Notes against the exercise price of the warrants, regardless of the notes’ trading price. For purposes of payment of the exercise price, $1,000 principal amount of Designated Notes shall be deemed to be equal to the aggregate exercise price for 125 warrants.

Which Xerox notes are eligible for exercise?

Effective on the Distribution Date, notes of the following series issued by Xerox may be used to pay the exercise price (collectively, the “Designated Notes”):

Title of Series	CUSIP / ISIN Numbers	Principal Amount Outstanding	Consideration per each $1,000 Principal Amount of Notes Surrendered
			Warrant Exercise Price valued at aggregate principal amount of the notes surrendered (regardless of the then current market value of such notes), excluding any accrued and unpaid interest.
5.500% Senior Unsecured Notes due 2028	98421MAB2/ US98421MAB28	$750,000,000
8.8750% Senior Unsecured Notes due 2029	98421MAC0/ US98421MAC01	$500,000,000
3.750% Senior Unsecured Convertible Notes due 2030	98421MAE6/ US98421MAE66	$400,000,000
13.000% Step Up Senior Notes due 2030	98421MAF3/ US98421MAF32	$250,000,000
10.250% Senior Secured First Lien Notes due 2030	984121CS0/ US984121CS05	$400,000,000
13.500% Senior Secured Second Lien Notes due 2031	984121CT8/ US984121CT87	$500,000,000
4.800% Senior Unsecured Notes due 2035	984121CL5/ US984121CL51	$250,000,000
6.750% Senior Unsecured Notes due 2039	984121CB7/ US984121CB79	$350,000,000

Xerox may add or remove the right to use a particular series of notes to pay the exercise price, provided that Xerox will give at least 20 business days’ notice before removing a series of notes from the list of Designated Notes. If we decide to modify the list of Designated Notes, we will promptly make a public announcement, update our website and the corresponding table to reflect the change.

How do I exercise my warrants?

If you hold the warrants through a brokerage account, bank or financial institution and are thus a holder in street name, you should contact your broker, bank or other financial institution intermediary for information on how to exercise warrants. You may also contact Client Services at Computershare Trust Company, N.A., the warrant agent, if you have additional questions about the exercise process.

If you are a direct registration holder, to exercise your warrants, you must provide payment to Computershare Trust Company, N.A. either (i) in United States dollars by certified or official bank check or wire transfer of immediately available funds to an account designated by Xerox or (ii) by the surrender of Designated Notes having a face value, in each case, equal to the exercise price ($8.00) times the number of warrants exercised. Such payment must specify the name of the holder and the number of warrants exercised. You also are required to present the election to purchase warrant shares attached to the warrant.

Payment in the form of cash or Designated Notes should be received by Computershare Trust Company, N.A. promptly after the exercise date. If you have any questions or cannot locate your warrant statement, please contact Computershare Trust Company, N.A., as warrant agent.

If you use Designated Notes to pay the exercise price of the warrants, all principal amount of the Designated Notes surrendered in excess of the required exercise price will be forfeited to the Company and will not be refunded.

When can I exercise the warrants and what is the Expiration Date?

You may exercise the warrants with cash at any time from the Distribution Date until 5:00 p.m. New York City time on the Expiration Date, which is the earlier of (a) two years from the Distribution Date and (b) one business day after the date on which the Early Expiration Price Condition (as defined below) is reached (the “Expiration Date”) (unless Xerox specifies an “Alternate Expiration Date” as described in the Warrant Agreement).

You may also exercise the warrants with Designated Notes at any time from the Distribution Date until the Note Exercise Expiration Price Condition (as defined below) is reached.

What is the Note Exercise Expiration Price Condition?

If, during any 30 consecutive trading days, the volume-weighted average price (VWAP) of Common Stock is at or above 50% of the Exercise Price for at least 20 of those days (not necessarily consecutive), the ability to exercise warrants using Designated Notes will terminate at 5:00 pm New York City time on the next business day such condition is met, and the Designated Notes will no longer be eligible for use in exercising warrants.

After that point, the warrants may still be exercised for cash, subject to the Expiration Date and Early Expiration Price Condition.

What is the “Early Expiration Price Condition”? Will I be notified if the Early Expiration Price Condition is met? Can Xerox set an alternate expiration date after the price condition is met?

If, during any 30 consecutive trading days, the volume-weighted average price (VWAP) of the Common Stock is at or above 100% of the Exercise Price for at least 20 of those days (not necessarily consecutive), then the warrants will expire early—specifically at 5:00 p.m. New York City time on the next business day or such other date as the Company may elect in accordance with the warrant agreement.

Xerox will issue a press release if the Early Expiration Price Condition is triggered.

What happens if I do not exercise the warrants before they expire?

If you do not sell or exercise your warrants by the applicable expiration date, which may occur early as described above, such warrants will expire and have no value. Your rights under the warrants will lapse with no further action required or penalty.

You can choose to hold the warrants until expiration, sell them, or exercise them before expiration. If you take no action, the warrants simply expire. If other warrant holders exercise and new shares of Common Stock are issued to them while you do not exercise your warrants, your percentage ownership in the Common Stock will decline.

If I decide to use Designated Notes to pay for the exercise of the warrants, will I receive accrued interest?

No. Accrued interest will be forfeited upon exercise unless exercise occurs after a record date for the payment of interest and before the resulting scheduled payment date. In such event, note holders will receive the scheduled interest payment but forfeit interest that accrues after the Record Date.

What happens if I surrender more in principal amount of Designated Notes than I exercise in warrants?

The principal amount of any Designated Notes surrendered to exercise warrants in excess of the exercise price shall be forfeited to Xerox; provided that if the excess exceeds $1,000, Xerox will return any notes in multiples of $1,000 principal amount.

What if I hold a short position?

If you are short Xerox stock as of the Record Date, you will be required on the Distribution Date to deliver the pro rata number of warrants to the lender of the shares you borrowed. As a result, market participants with short positions may need to purchase warrants in the open market to meet this delivery obligation.

Can Xerox change the terms of the warrants?

The procedures relating to any amendments or adjustments to the terms of the warrants will be set forth in the warrant agreement.

What happens to fractional warrants?

Fractional warrants will not be issued or distributed. If a holder would otherwise be entitled to receive a fractional warrant, the total number of warrants issued to that holder will be rounded down to the nearest whole warrant. As a result, stockholders whose shareholdings are not evenly divisible by two will receive only whole warrants. For example, a stockholder owning 1, 100, or 145 shares of Common Stock would receive 0, 50, and 72 warrants, respectively.

What are the U.S. federal income tax consequences of the receipt of the warrants in the distribution?

The U.S. federal income tax consequences of the warrant dividend are complex and may vary based on each stockholder’s individual circumstances. Regardless of tax domicile, stockholders are encouraged to consult with their tax advisor to understand how the distribution may affect their individual tax situation.

Can I freely sell the shares I receive upon exercise?

The shares issuable upon exercise of the warrants are expected to be freely transferable, unless held by our officers, directors or affiliates, who are subject our insider trading policies and certain securities law limitations.

Where can I obtain more information?

Please see our SEC filings or contact Investor Relations at: Greg Stein, Xerox, +1-203-598-9080, Greg.Stein@xerox.com.

Is management participating in the distribution?

All stockholders of record, including management stockholders, as of the Record Date are eligible to receive this distribution.

What if I own listed call options?

Option holders are not entitled to receive warrants in this distribution. If you hold call options, you must exercise them and own the shares before the Record Date to receive warrants.

Option holders should also review any notices from the Options Clearing Corporation (“OCC”) to determine if there will be any adjustments to strike prices or deliverables. In connection with the distribution, listed call options may receive an “NS” (non-standard) designation on the Record Date. NS-designated options are not exercisable through automated systems and generally require manual exercise through your brokerage firm. Option holders should contact their brokerage firm for details regarding exercise procedures and timing.

My shares are in a margin account (and/or my shares were on loan) as of the Record Date. How are my warrants handled?

If your Xerox shares are in a margin account, your broker may loan out your shares – often without notifying you. This is standard practice for margin accounts. If your shares are loaned out at the time of the Record Date, you are not considered the shareholder of record for purposes of receiving the warrant dividend and will not receive any warrants directly from Xerox.

If your broker has loaned out your shares, instead of receiving actual warrants from Xerox, your broker may instead post a placeholder entry in your account called an “in lieu of” credit. This “in lieu of” warrant credit does not represent an exercisable warrant and you will not be able to exercise or trade your warrant entry unless your broker takes steps to obtain the actual warrants for you, which is not guaranteed.

Do non-U.S. shareholders qualify to receive the warrant dividend?

Yes. There are no stated restrictions on international shareholders receiving warrants. If you hold Common Stock as of the Record Date through a brokerage account, you should receive the warrants in your account. If you are a non-U.S. shareholder, you should contact your broker for jurisdiction-specific logistics, including with regard to warrant sales and exercises.

How are warrants handled in retirement accounts?

Warrants will be credited to your retirement brokerage account if you held shares as of the Record Date. However, exercising or selling warrants from within a retirement account may be subject to additional rules or restrictions. Please consult your retirement account custodian or tax advisor.

When is the last day to buy shares so I receive the warrants?

To receive the warrant dividend, you must purchase Xerox shares no later than the close of trading on February 8, 2026. Purchases made on or before February 8, 2026 should settle in time for you to be a shareholder of record on February 9, 2026, the Record Date, and you should be eligible to receive the warrants.

If you buy shares on February 9, 2026 or later, your purchase will settle after the Record Date, and you will not receive any warrants. This is because February 9, 2026 is the ex-dividend date—the first trading day on which the shares no longer carry the right to receive the warrant dividend.

Other Questions to Consider:

What is a warrant?

A warrant is an option issued that gives the holder the right, but not the obligation, to purchase one or more share(s) of Common Stock at a specified exercise price before the warrant expires.

What is a warrant dividend?

The warrant dividend is a distribution of warrants by Xerox to all existing holders of Common Stock, convertible notes, and Preferred Stock. As with a cash dividend, shareholders do not need to pay any amount or take any other action to receive the distribution. In the case of a warrant dividend the asset being distributed to all shareholders is in the form of a warrant instead of cash.

My warrants are not showing up in my brokerage account. What should I do?

Typically, your broker will be responsible for crediting your account with warrants if you hold shares as of the Record Date and such shares are not being pledged as collateral or loaned out. If your shares are being pledged as collateral or loaned out, other mechanics may apply. In all cases you would need to contact your broker directly for confirmation and for any other information regarding timing and access to warrants, including the mechanics for warrant sales and exercises.

Are there risks to me of the warrants?

Yes. Like any security, the warrants involve risks. For example, they could expire with no value if not exercised, trading/liquidity may be limited, and series-specific early-expiration can shorten the time to act. Please review the “Risk Factors” in Xerox’s prospectus supplement that we intend to file in connection with the warrants and our other filings with the Securities and Exchange Commission (the “SEC”) for a more detailed discussion.

Will the warrant exercise price be adjusted for future transactions?

The initial exercise price and the number of common shares issuable upon exercise are subject to certain anti-dilution adjustments, including for stock splits, reclassifications, noncash distributions, pro rata repurchases of common shares above the market price and certain issuances of common shares (or securities exercisable or convertible into or exchangeable for common shares). In addition, Xerox may decrease the exercise price for any reason the Board considers to be advisable.

Will the warrant exercise price be adjusted for cash dividends?

The warrants will not be adjusted for any cash dividends.

What happens to my warrants if I sell my Common Stock after the Distribution Date?

If you were a holder of record as of the Record Date, the warrants will remain in your account even if you later sell your shares of Common Stock. The warrants are separate securities and do not transfer automatically with the Common Stock. Check with your broker regarding account-level mechanics.

Can my broker impose an earlier deadline to exercise than the Xerox’s expiration time?

Yes. Your broker may require an earlier instruction deadline than the stated expiration time of the warrants and may require you to submit notices by specific methods. We recommend confirming your broker’s procedures, cut-offs and method of notice well in advance. Xerox also intends to issue a public press release reminder ahead of expiration.

Documents and Contacts

Where will I find the full warrant agreement and official terms?

The official terms will be set forth in the warrant agreement, which Xerox expects to file with the SEC on or prior to the Distribution Date.

Does this Q&A replace the official documents?

No. This Q&A is a general summary and does not cover every term or circumstance. If there is any inconsistency between this Q&A and the warrant agreement, the warrant agreement will prevail.

Where can I get ongoing updates that are relevant to the warrants?

Xerox will issue public press releases and update the Investor Relations section of its website for key events related to the warrants, including Early Expiration Price Condition notices, any election of an alternate expiration date, and any notice of an exercise suspension period or related settlement mechanics. Please monitor our press releases and IR website for these updates.

For official terms and changes permitted under the warrant agreement, please refer to our SEC filings available on the SEC’s EDGAR website.

No Offer or Solicitation

This Q&A is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The issuance of the warrants has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as the distribution of a warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A shelf registration statement on Form S-3 (the “Form S-3”) relating to the warrants and the underlying Common Stock has been filed with the SEC but has not yet been declared effective by the SEC. A prospectus describing the terms of the warrants and the underlying Common Stock will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Holders should read the prospectus carefully, including the Risk Factors section included and incorporated by reference therein. We also expect to file a Form 8-A registration statement.

This Q&A contains a general summary of the warrants. Please read the warrant agreement relating to the warrants when it becomes available as it will contain important information about the terms of the warrants.

Forward-Looking Statement

This Q&A contains statements which are not historical facts that are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would,”, “could,”, “can,” “should,” “targeting,” “projecting,” “driving,” “future,” “plan,” “predict,” “may” or words of similar meaning and include, but are not limited to, statements regarding the potential benefits of the warrant distribution. Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements. These forward-looking statements speak only as of the date of this document or as of the date to which they refer, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Factors that might cause such differences include, but are not limited to, those discussed in the Company’s Securities and Exchange Commission filings, including the Company’s reports on Forms 10-K and 10-Q. The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.